EX-99.906CERT
Exhibit 99.906CERT
Form N-CSRS Item 12(b) Exhibit

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify in their capacity as Assistant Treasurer and President, respectively, of Principled Equity Market Fund (the "Fund") that:

(a)      the Annual Report of the Principled Equity Market Fund on Form N-CSR for the period ended December 31, 2014 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities  Exchange Act of 1934, as amended; and

(b)      the information contained in the Report fairly presents, in all  material respects, the financial condition and the results of operations of the Principled Equity Market Fund for such period.

A signed original of this written statement required by Section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request.

Principled Equity Market Fund
As of: February 26, 2015

/s/ Christopher Y. Williams
Christopher Y. Williams
Assistant Treasurer

As of: February 26, 2015

/s/ David W. C. Putnam
David W. C. Putnam
President